NET LOSS PER SHARE (Tables)	9 Months Ended
Sep. 30, 2020
NET LOSS PER SHARE
Schedule of Computation of Basic and Diluted Net Income (Loss) Per Share

	Nine months ended September 30,
	2019	2020
	RMB	RMB
	Unaudited	Unaudited
Numerator:
Numerator for basic and diluted loss per share	(87,789)	(73,688)
Denominator:
Denominator for basic and diluted loss per share weighted average ordinary shares outstanding	43,496,848	43,583,448

Basic and diluted loss per share	(2.02)	(1.69)